Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 10 – COMMITMENTS AND CONTINGENCIES

On June 7, 2013, prior to the Formation Transactions, Talon RE, entered into a contribution agreement with the remaining interest holder of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC in exchange for 2,820,810 shares of our common stock, subject to receiving consent to the transfer from 5130 LLC’s lender.

The Company entered into a property lease agreement relating to rental of office space. This non-cancellable lease has a remaining term of 53 months. The lease is subject to periodic adjustments for operating expenses. The future minimum rental payments for this lease are as follows:

Years ending December 31,
2015	$50,523
2016	52,039
2017	53,600
2018	55,206
2019	23,285
$234,653

The Company entered into a Contribution Agreement dated May 29, 2014 with Bren Road, LLC, the contributor of the property acquired through our subsidiary, Talon Bren Road, LLC. The agreement provides for any deficit in achieving $1,560,000 of net operating income (“NOI”) per year for the first three years to be funded by Bren Road, LLC. The Company may deliver a “NOI Payment Notice” to Bren Road, LLC if it determines in its reasonable discretion that there will be a NOI Deficit related to any deficit quarter. The Company recognized $188,724 of income under this agreement for the year ended December 31, 2014.

The Company entered into a consulting agreement dated May 29, 2014 with Gerald Trooien (“Consultant”). This agreement provides for consulting services to Talon Bren Road, LLC for $43,750 per month payable beginning August 15, 2014 and continuing for 59 months thereafter. The agreement will terminate upon the occurrence of any of the following:

a. redemption or conversion of all limited partnership units held by Bren Road, LLC

b. sale by Bren Road of any of its partnership units in Talon OP

c. payment to Bren Road of any dividends in respect to Bren Road’s interest in Talon

d. the Company qualifies as a real estate investment trust (REIT)

The consulting agreement provides for a reduction of the monthly consulting fees upon receipt of funds from a subsequent mortgage financing. The Company had recognized $131,250 of accrued expenses for this contingency based on the likelihood of expenses to be incurred that could be reasonably estimated at the time of acquisition. This contingent liability was included as part of the purchase price fair value allocation of the tangible and intangible assets acquired on May 29, 2014 and currently has a balance of $0.

The dispute with the lender and loan servicer of 5130 LLC on its two mortgage notes payable (the “Notes”) regarding the current status of the Notes and the accounting for historical payments made on the Notes has been resolved. The Company had previously accrued $75,041 for this contingency. In November 2014, the Company had reached a settlement with the lender and loan servicer. In connection with the settlement, the Company expensed an additional $19,971 for costs related to resolving the dispute. No adjustments were required to be made on the principal balance of the notes and the loans have been deemed current by the lender as of December 31, 2014.